UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 24, 2000

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             ---------------------------------------------------
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)

United States             333-74303             22-2382028
---------------           ---------             ----------
(State or other           (Commission File      (I.R.S. employer
Jurisdiction of           Number)               Identification No.)
Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                  ----------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events
          ------------
           On February 24, 2000, the Underwriting Agreement, dated as of February 24, 2000 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On March 2, 2000 the Series 2000-1 Supplement, dated as of March 2, 2000, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On March 2, 2000, the Indenture, dated as of March 2, 2000 (the "Indenture"), between Chase Credit Card Owner Trust 2000-1 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On March 2, 2000, the Trust Agreement, dated as of March 2, 2000 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On March 2, 2000, the Deposit and Administration Agreement, dated as of March 2, 2000 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.




Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------
Exhibits

1.3 Underwriting Agreement, dated as of February 24, 2000, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.


4.8 Series 2000-1 Supplement, dated as of March 2, 2000 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of March 2, 2000 between the Trust and The Bank of New York, as Indenture Trustee.

4.10 Trust Agreement, dated as of March 2, 2000,between the Depositor and Wilmington Trust Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of March 2, 2000 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHASE MANHATTAN BANK USA,
                                           NATIONAL ASSOCIATION



                                           By:  /s/ Patricia Garvey
                                                ---------------------
                                                Name:   Patricia Garvey
                                                Title:  Vice President



Date: March 6, 2000

                               INDEX TO EXHIBITS
                               -----------------



                                                             Sequentially
Exhibit Number    Exhibit                                    Numbered Pages
--------------    -------                                    --------------

1.3               Underwriting Agreement, dated February
                  24, 2000 among Chase USA, as Transferor,
                  CMB, as Servicer, and CSI, as
                  Underwriter.

4.8               Series 2000-1 Supplement, dated as of
                  March 2, 2000, to the Third Amended and
                  Restated Pooling and Servicing
                  Agreement, among Chase USA, as
                  Transferor on and after June 1, 1996,
                  CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9               Indenture, dated as of March 2, 2000,
                  1999 between the Trust and The Bank of
                  New York, as Indenture Trustee.

4.10              Trust Agreement, dated as of March 2,
                  2000 between the Depositor and
                  Wilmington Trust Company, as Owner
                  Trustee.
4.11              Deposit and Administration Agreement,

                  dated as of March 2,2000 between Chase
                  USA, as Depositor and Administrator, and the Trust, as Issuer.